UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2014

ATHLON ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36026	46-2549833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 984-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 27, 2014, Athlon Energy Inc., a Delaware corporation (the “Company”), Encana Corporation, a Canadian corporation (“Parent”), and Alenco Acquisition Company Inc., a Delaware corporation and indirect, wholly owned subsidiary of Parent (“Purchaser”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Parent, through Purchaser, will commence an offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), for $58.50 per share in cash, without interest (the “Offer Price”).

Completion of the Offer is subject to several conditions, including: (i) that a majority of the Shares outstanding (determined on a fully diluted basis) be validly tendered and not validly withdrawn prior to the expiration of the Offer; (ii) the expiration or termination of any applicable waiting period relating to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (iii) the absence of a material adverse effect on the Company; and (iv) certain other customary closing conditions.

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company, with the Company surviving as an indirect, wholly owned subsidiary of Parent, pursuant to the procedure provided for under Section 251(h) of the General Corporation Law of the State of Delaware without any stockholder approvals (the “Merger”).

At the effective time of the Merger, by virtue of the Merger and without any action on the part of the holders of any Shares, each outstanding Share (other than (i) any Shares owned directly by Parent or Purchaser or held in the treasury of the Company or its subsidiaries, or (ii) any Shares as to which the holder thereof is entitled to and who properly exercises appraisal rights under Delaware law) will be canceled and converted into the right to receive an amount in cash equal to the Offer Price. All restricted stock and restricted stock units, after giving affect to any acceleration, will be cashed out at the effective time of the Merger in an amount equal to the Offer Price.

Parent and the Company have made customary representations, warranties and covenants in the Merger Agreement, including covenants: (i) to promptly as reasonably practicable effect all registrations, filings and submissions required pursuant to the HSR Act and any other required governmental approvals, the Securities Exchange Act of 1934, as amended, and other applicable laws; and (ii) to use reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement as promptly as practicable. The Company has agreed to conduct its business in all material respects in the ordinary course consistent with past practice, including not taking certain specified actions, prior to consummation of the Merger.

The Company has also agreed (i) to cease and terminate all existing, and agreed not to engage or participate in any additional, discussions with third parties regarding alternative proposals for the acquisition of the Company and (ii) not to solicit, initiate or knowingly encourage any inquiry, expression of interest, proposal or offer that constitutes or that would reasonably be expected to result in an alternative proposal for the acquisition of the Company.  However, subject to the satisfaction of certain conditions, the Company and its board of directors, as applicable, are permitted to take certain actions which may, as more fully described in the Merger Agreement, include changing the board of directors’ recommendation following receipt of an unsolicited proposal, if the board of directors of the Company has concluded in good faith after consultation with its outside counsel that such failure to do so would be inconsistent with the fiduciary duties owed by the board of directors to the stockholders of the Company under Delaware law. In addition, the board of directors of the Company is permitted to change its recommendation, for reasons not related to the receipt of an unsolicited proposal, if the board of directors has concluded in good faith, after consultation with the Company’s outside counsel, that the failure to make such change in recommendation would be inconsistent with the fiduciary duties owed by the board of directors to the stockholders of the Company under Delaware law.

The Merger Agreement can be terminated by Parent or the Company under certain circumstances, and the Company will be required to pay Parent a termination fee of $207.5 million in connection with certain terminations.

The Merger Agreement has been unanimously adopted by the board of directors of the Company and the board of directors of the Company unanimously recommends that stockholders of the Company tender their Shares in the Offer.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1. The Merger Agreement has been incorporated herein by reference to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company, Parent or Purchaser in any public reports filed with the U.S. Securities and Exchange Commission by the Company or Parent. In particular, the assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in confidential disclosure schedules provided by the Company to Parent in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, Parent and Purchaser, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Parent or Purchaser. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable to investors under federal securities laws. Therefore, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Tender Support Agreement

On September 27, 2014, in connection with the Offer, each of (A) Robert C. Reeves, Nelson K. Treadway, Bud W. Holmes, David B. McClelland, James R. Plemons, Jennifer L. Palko, John Souders, Melvyn E. Foster, Jr., and William B. D. Butler (the “Officers”), (B) J. Barton Kalsu, Ted A. Gardner, and Mark A. Stevens (the “Independent Directors”), and (C) Apollo Athlon Holdings, L.P. and AP Overseas VII (Athlon FC) Holdings, L.P. (“Apollo” and together with the Officers and the Independent Directors, the “Supporting Stockholders”), solely in his/her/its capacity as a stockholder of the Company, entered into a Tender Support Agreement with Parent and Purchaser (each, a “Tender Support Agreement”). Under the terms of each Tender Support Agreement, the Supporting Stockholders have agreed, among other things, to tender all Shares now held or hereafter acquired by them in the Offer, which on a combined basis represents approximately 35.8 percent of the Shares on a fully diluted basis.

The foregoing provisions of the Tender Support Agreement terminate (A) in the case of Apollo and the Independent Directors, upon the earlier of the termination of the Merger Agreement in accordance with its terms, the effective time of the Merger, and the date of any amendment to the Merger Agreement that reduces the amount, or changes the form, of the consideration payable to stockholders of the Company, and (B) in the case of the Officers, upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms unless the Merger Agreement is terminated prior to January 31, 2015, in which case, January 31, 2015, (ii) the effective time of the Merger, or (iii) the date of any amendment to the Merger Agreement that reduces the amount, or changes the form, of the consideration payable to stockholders of the Company.

Non-Exchange Agreements

On September 27, 2014, in connection with the Offer, certain of the limited partners (each, a “Partner”) of the Company’s majority-owned subsidiary, Athlon Holdings LP, a Delaware limited partnership (“Holdings”), entered into a Non-Exchange Agreement with Parent, Purchaser and the Company.  Under the terms of the Non-Exchange Agreements, each Partner agreed (i) not to exchange his/her units in Holdings (“LP Units”) for Shares prior to the consummation of the Offer and (ii) subsequent to the Offer and prior to the Merger, to exchange his/her LP Units for Shares.  The Non-Exchange Agreements also provide for the payment to each Partner of certain payments in lieu of payments under the Tax Receivable Agreement, which the Company, Holdings and each Partner entered into upon consummation of the Company’s initial public offering.  Each Partner also agreed not to exercise its early payment rights under the Tax Receivable Agreement.

Under the Non-Exchange Agreements, Parent has the right to purchase all of the LP Units held by each Partner immediately prior to the effective time of the Merger in an amount equal to the Offer Price.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2014, in connection with the Offer, Holdings entered into employment agreement amendments, to be effective immediately prior to the consummation of the Offer, with each of its named executive officers (“NEOs”), including Robert C. Reeves, its President and Chief Executive Officer, Nelson K. Treadway, its Senior Vice President—Business Development and Land, William B. D. Butler, its Vice President—Chief Financial Officer, Bud W. Holmes, its Senior Vice President—Engineering and Operations, and David B. McClelland, its Vice President—Drilling and Geosciences.  The employment agreement amendments provide for the extension of the non-competition restriction period to twelve (12) months from six (6) months following the termination of a NEO’s employment.  In addition, the employment agreement amendments provide that, if the NEO is terminated without “cause” or resigns, in each case, following a change of control, the geographic scope of the non-competition restriction is limited to a 50 mile area (25 miles for Mr. Reeves).

The foregoing summary is qualified in its entirety by reference to the full text of the employment agreement amendments,  copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 8.01              Other Events.

On September 29, 2014, the Company issued a joint press release with Parent relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 27, 2014, by and among Encana Corporation, Alenco Acquisition Company Inc. and Athlon Energy Inc.

10.1	Form of Amendment to Employment Agreement, dated as of September 27, 2014, by and between Athlon Holdings LP and Robert C. Reeves.

10.2	Form of Amendment to Employment Agreement, dated as of September 27, 2014, by and between Athlon Holdings LP and each NEO (other than Robert C. Reeves).

99.1	Joint Press Release, issued by Encana Corporation and Athlon Energy Inc. dated as of September 29, 2014.

Additional Information and Where to Find It

The Offer for the outstanding Shares of Athlon Energy Inc. (“Athlon Energy”) proposed by Encana Corporation (“Encana”) referenced in this communication has not yet commenced, and the foregoing is neither an offer to purchase nor a solicitation of an offer to sell securities. If and when the Offer is commenced, (i) Encana will file with the Securities and Exchange Commission (the “SEC”) a tender offer statement and (ii) Athlon Energy will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents (if and when they become available) and other relevant documents filed with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these materials filed by Athlon Energy by going to the “SEC Filings” section of Athlon Energy’s Investor Relations website at http://www.athlonenergy.com.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections and statements relating to the Athlon Energy’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.”  These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions.  Athlon Energy has identified some of these forward-looking statements with words like “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” or “potential,”  the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements regarding the planned completion of the Offer, Merger and the transactions contemplated by the Merger Agreement. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements, including, but not limited to, risks and uncertainties related to: uncertainties as to the timing of the Merger; uncertainties as to the percentage of Athlon Energy stockholders tendering their Shares in the Offer; the possibility that competing offers or acquisition proposals will be made; uncertainties as to the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement; the possibility that various closing conditions for the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the effects of disruption caused by the Merger making it more difficult to maintain relationships with employees, service providers, customers, vendors and other business partners; the risk that stockholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; legislative and regulatory activity and oversight; and other risks and uncertainties pertaining to the business of Athlon Energy, including the risks and uncertainties detailed in Athlon Energy’s public periodic filings with the SEC, including Athlon Energy’s most recent Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q and its subsequently filed SEC reports, each as filed with the SEC, as well as the Offer documents to be filed by Encana and the Solicitation/Recommendation Statement to be filed by Athlon Energy in connection with the Offer. The reader is cautioned to not unduly rely on these forward-looking statements. Athlon Energy expressly disclaims any intent or obligation to update or revise any forward-looking statement as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2014

ATHLON ENERGY INC.

By:	/s/ John C. Souders
Name:	John C. Souders
Title:	Vice President—Controller and Principal Accounting Officer

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 27, 2014, by and among Encana Corporation, Alenco Acquisition Company Inc. and Athlon Energy Inc.

10.1	Form of Amendment to Employment Agreement, dated as of September 27, 2014, by and between Athlon Holdings LP and Robert C. Reeves.

10.2	Form of Amendment to Employment Agreement, dated as of September 27, 2014, by and between Athlon Holdings LP and each NEO (other than Robert C. Reeves).

99.1	Joint Press Release, issued by Encana Corporation and Athlon Energy Inc. dated as of September 29, 2014.